UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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AMENDMENT NO. 1

FORM 8-K/A
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 23, 2008 (August 15, 2008)

Sino Fibre Communications, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-52709	76-0616470
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

The Chrysler Building 405 Lexington Avenue, 26th Floor New York, New York	10174
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (212) 907-6522

___________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Current Report on Form 8-K and other reports filed by Sino Fibre Communications, Inc. (the “Registrant”) from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management as well as estimates and assumptions made by the Registrant’s management.  When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements.  Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant’s industry, operations and results of operations and any businesses that may be acquired by the Registrant.  Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 4.01	Change in Registrant’s Certifying Accountant

(a) Dismissal of Registrant’s Certifying Accountant

Effective August 15, 2008, Sino Fibre Communications, Inc. (the “Registrant”) dismissed Malone & Bailey, PC (“Malone & Bailey”) as its certifying independent accountant engaged to audit the Registrant’s financial statements.  Malone & Bailey audited the Registrant’s financial statements for the fiscal year ended December 31, 2007.

The report of Malone & Bailey on the financial statements of the Registrant as of and for the year ended December 31, 2007 did not contain an adverse opinion, or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except for an explanatory paragraph regarding the financial statements being prepared assuming that the Registrant will continue as a going concern.

During the Registrant’s fiscal year ended December 31, 2007 and the subsequent interim period through the date of the dismissal of Malone &  Bailey, there were no disagreements with Malone &  Bailey on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Malone &  Bailey would have caused them to make reference to this subject matter of the disagreements in connection with their report, nor were there any "reportable events" as described in Item 304(a)(1)(v) of Regulation S-B, promulgated under the Securities Exchange Act of 1934, as amended ("Regulation S-B").

The dismissal of Malone & Bailey as the Registrant’s certifying independent accountant was approved by the Registrant’s Board of Directors.

The Registrant provided Malone & Bailey with a copy of the foregoing disclosures and requested Malone & Bailey to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of Malone & Bailey’s response letter, dated September 23, 2008, is attached as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description

16.1	Letter from Malone & Bailey, PC dated September 23, 2008.

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[Signatures Page Follows]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 23, 2008	Sino Fibre Communications, Inc. (Registrant)

	By:	/s/ Daniel McKinney
Daniel McKinney
Chief Execuive Officer